EXHIBIT 10.8

                              AGREEMENT OF LEASE

                                   PREAMBLE

      The Landlord and Tenant agree to the leasing of the premises indicated on the terms and conditions specified and agree that the following terms whenever used in this Lease shall have the meanings indicated unless the terms are otherwise expressly modified, limited or expanded herein.

      (1)   LANDLORD:  Allendale Associates, a New Jersey General
                       Partnership

            ADDRESS:   500 Route 17 South, Hasbrouck Heights, N.J. 07604

      (2)   TENANT:    Cadapult Graphic Systems, Inc., A New Jersey
                       Corporation

            ADDRESS:   17 Arcadian Way, Paramus, New Jersey 07652

      (3)   DATE OF LEASE:  December     , 1992

      (4)   LEASED PREMISES:  Portion of Building as shown on
                              Exhibits A & B

            ADDRESS:          110 Commerce Drive, Allendale, New Jersey

            DESCRIPTION:      As shown on Exhibits A & B

      (5)   TERM:             Six Years(subject to renewal option per
                                         paragraph 46)

            COMMENCEMENT DATE OF TERM:   February 1, 1993

            TERMINATION DATE:  February 28, 1999

      (6)   SIZE OF ENTIRE BUILDING: 45,752 Sq. Ft.

            APPROXIMATE SIZE OF LEASED PREMISES:  7,212 Sq. Ft.

      (7)   BASE RENT: $12.65 per Sq. Ft.

            COMMENCEMENT DATE BASE RENT:   February 1, 1993

            TOTAL LEASE BASE RENTAL: $547,390.80

            ANNUAL BASE RENTAL:  $91,231.80

            MONTHLY BASE RENTAL: $7,602.65

            RENT DUE DATE:  First of Month

      (8)   SECURITY DEPOSIT:  $27,676.05

      (9)   TENANTIS ALLOCABLE PERCENTAGE:  15.8%

      (10)  ESTIMATED ADDITIONAL MONTHLY RENTAL CHARGE:  $1,622.70

      (11)  PERMITTED USE:  Office and Warehouse

      (12)  INSURANCE REQUIREMENTS:

            LANDLORD:  Per Paragraph 20

            TENANT:  Per Paragraph 7

      (13)  BROKER:  C.B. Commercial Real Estate Group, Inc. and
                     Edward S. Gordon Company of New Jersey, Inc.

      (14)  TAX IDENTIFICATION NO.

            LANDLORD:  22-2698417

            TENANT:  22-2808768

      (15)  TENANT SIC NO:  5045

      (16)  EXHIBITS:       A.  Site Plan

                            B.  Plan of Tenant Improvements

                            C.  Work Letter

                            D.  Form of Non-Disturbance Agreement

                            E.  Sign Regulations









                            W I T N E S S E T H:


      PREMISES.

      1. The Landlord hereby leases to Tenant and Tenant hereby takes from Landlord, those certain premises, consisting of a portion of a building constructed or to be constructed by Landlord (which building and premises are hereinafter referred to as the "Building" and the "Premises", respectively), located in the Borough of Allendale, County of Bergen and State of New
Jersey, and more particularly described on Schedule "All attached hereto and made a part hereof, subject however, to all of the terms, covenants, provisions and conditions herein set forth and to all present and future liens, encumbrances, conditions, rights, easements, restrictions, rights-of-way, covenants, other matters of records, and zoning and building laws, ordinances, regulations and codes affecting or governing the Building or which may hereafter affect or govern the Building, and such matters as may be disclosed by inspection or survey, which Landlord represents do not materially impair the use and enjoyment of the Premises by Tenant for the purpose hereinafter stated in Paragraph 6 and which are not violated by the terms and provisions of this Lease.

      TO HAVE AND TO HOLD the Premises for the term and at the rents herein set forth.

      TERM.

      2. (a) The term of this lease (hereinafter referred to as "Term") shall be for the period stated following the Commencement Date, as hereinafter defined, unless sooner terminated as herein expressly provided. In the event however, that the Commencement Date is not the first day of a month, then the Term shall end on the last day of the month in which the anniversary of the Commencement Date shall fall.

            (b) The term, and the Tenant's obligation to pay Rental, as hereinafter defined, shall commence on the earlier of the following dates (which date is hereinafter referred to as the "Commencement Date"): (a) On "Delivery of Possession" (as hereinafter defined in Paragraph 3; or (b) the date on which Tenant shall first conduct any business activities on the Premises.

            (c) For purposes of this lease, a "Lease Year" shall be deemed to be each consecutive period of twelve (12) full calendar months during the Term hereof, except that the first Lease Year shall also include the fractional portion of the month, if any, immediately following the Commencement Date, and that the last Lease Year shall run only from the day following the termination of the previous Lease Year to the termination date of the lease.

      CONSTRUCTION.

      3. (a) The Landlord shall complete the building in which the demised Premises are located and complete the demised Premises in accordance with the plans attached as Exhibit B and in accordance with the work letter attached as Exhibit C. The plans for the Tenant layout shall be prepared by the Tenant's architect at the Tenant's cost and expense. Landlord shall give Tenant an allowance of $.50 per square foot of office areas shown on final Tenant layout drawings towards the cost of such plans. The construction shall be in a good and workmanlike manner and shall be in compliance with all applicable laws, ordinances, rules and regulations of any duly constituted governmental authority having jurisdiction thereof. The Landlord represents and warrants that the Premises and all systems contained in or related to operation of the Premises, including, without limitation, the electrical, lighting, heating, ventilating and air conditioning systems shall be free of defects and in good working condition on the date of delivery of possession. All systems installed in the Premises shall be new and not rebuilt. The Landlord will assign and transfer to Tenant all representations and warranties given to Landlord by third parties with respect to the Premises and all systems contained in or related to the operation of the Premises.

            (b) The Landlord shall have complied with its obligations hereunder notwithstanding that there are any insubstantial items of construction, installation, finishing work or mechanical adjustments which do not unreasonably interfere with the Tenants use and occupancy of the Leased Premises subject to receipt by Tenant of a Certificate of Occupancy which permits Tenant's use of the Premises, which may be temporary noting minor incomplete items not affecting substantial use of the Leased Premises, the date of which shall be deemed "Delivery of Possession" which certificate shall be obtained by Landlord on or before April 1, 1993 provided that the Landlord has received on or before December 15, 1992, Tenant's final layout drawings. The April 1, 1993 date shall be extended one day for each day of delay in receipt of the plans by the Landlord. If it is not, Tenant may at its option, terminate this Lease, have its deposits refunded and neither party shall have any further claim against the other. Any construction items which are incomplete at the time of the issuance of the temporary certificate shall be completed by Landlord within thirty (30) days of the issuance of the temporary certificate..

            (c) The base rent has been calculated based upon the rentable area containing 7,212 sq. ft. when measured from the outside of all exterior walls and the mid-line of any interior demising wall (without deduction for any exterior recess area covered by the roof of the building) and a pro-rata share of all utility and mechanical rooms in the building. At the time of substantial completion of the building, the Landlord's architect shall certify to the Landlord and Tenant the exact square footage of the building and of the rental area defined as set forth in this sub-paragraph and there shall be an addition or subtraction from the base rent as the case may be of $12.65 per sq. ft. per year (for the first year per year pro-rated on a monthly basis) for any variance in the square feet actually constructed from 7,212 sq. ft. Any amount so calculated shall be added to or subtracted from the next months rental payment as the case may be. This amount will be increased each year thereafter by multiplying the exact square footage by the base rent listed in Paragraph 7 of the Preamble.

      LANDLORDS' FINANCING.

      4.    Not used in this Lease.

      RENTAL.

      5. (a) Tenant covenants and agrees to pay to the Landlord the following Rental:

                 (i) a base rent during the Term of this lease or any extension as may be provided for herein (hereinafter called the "Base Rent") in the sum stated in the Preamble payable by Tenant in equal monthly installments as stated on or before the first day of each month, in advance, to Landlord at the office of Landlord above designated or to such other place as shall be designated by Landlord, without any prior notice or demand therefor and without any deduction, abatement or set off for any reason whatsoever except that the first month's rent, together with any security to be paid pursuant to Paragraph 30 hereof, shall be paid upon the execution of the Lease by Tenant;

                 (ii) All charges payable pursuant to this lease as additional rental (hereinafter referred to as "Additional Rental");

                 (iii) In the event that the Commencement Date shall be other than the first day of a month, then the Tenant shall pay, on the earlier of the Delivery of Possession or the Commencement Date, the Base Rent and Additional Rental for the fractional portion of the month on a per them basis (calculated on the basis of a thirty-day month) until the first day of the next succeeding month.

            Such Base Rent and Additional Rental are herein referred to collectively as "Rental".

            (b) It is intended that the Rental provided for in this lease shall be an absolutely net return to Landlord throughout the Term hereof, free of any expense, charge or other deduction whatsoever, with respect to the Premises, the Building and/or the ownership, leasing, operation, management, maintenance, repair, rebuilding, use or occupation thereof, or any portion thereof, with respect to any interest of Landlord therein, except only as otherwise expressly provided in this lease. Any attempt by Tenant "to escrow" any rent due or similar self-help shall constitute a default.

            (c) In the event that any payment of Rental due hereunder shall be overdue, beyond the fifth day of each month a late charge of 5% for each dollar so overdue may be charged by the Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy the Landlord may have under the circumstances and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rental hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of the Landlord, be added to and become part of the succeeding rental payment to be made hereunder and shall be deemed to constitute additional Rental.

            (d) If as a consequence of any act and/or omission of the Tenant, its agents, employees, representatives or contractors or the failure of the Tenant to promptly comply with all requests and requirements of utility companies servicing the demised Premises the Delivery of Possession shall be delayed despite the application by Landlord of due diligence (which shall not include overtime or weekend work), then and in such event, the Landlord, by written notice delivered to the Tenant, shall establish the Commencement Date as the date on which such Date would have occurred pursuant to the provisions of this lease, had it not been for said acts or omissions of the Tenant, and the period of the Term shall be adjusted accordingly. It is further acknowledged that if as a further consequence of said acts or omissions of the Tenant, the Landlord shall suffer any damage, such as a loss of rental from other tenants of the Building, then and in such event, the Tenant, on written notice, shall promptly pay over to the Landlord a sum equal to the damages so suffered by Landlord, which amount shall be deemed to constitute Additional Rental.

      USE.

      6. The Premises are to be used by Tenant solely for the permitted use, subject to and in accordance with all rules, regulations, laws, ordinances and requirements of all governmental authorities, the Fire Insurance Rating organizations and Boards of Fire Insurance Underwriters, and any similar bodies having jurisdiction thereof, and for no other purpose.

      INSURANCE.

      7. (a) Tenant shall provide, on or before the earlier of Tenant's entry in the Premises or the Commencement Date, and keep in force, at all times during the Term, at its sole cost and expense, a comprehensive public liability insurance policy, in the names of and for the mutual benefit of Landlord and any of its designees (without any obligation to pay premium) and Tenant, insuring the Landlord and Tenant against any claim or liability for personal injury to or death of any persons, and/or damage to property occurring in, on or about the Premises, or any appurtenances thereto. Such policy shall contain a "Landlord Protective Liability" endorsement and shall provide for limits of liability thereunder of not less than Two Million ($2,000,000.00) Dollars in respect to personal in]ury or death to any one person, Two Million ($2,000,000.00) Dollars in respect to personal injury or death to any number of persons and One Million ($1,000,000) Dollars in respect to property damage. The above limits may be provided through primary coverage in the amount of One Million ($1,000,000.00) Dollars with an umbrella liability policy supplementing coverage for the remainder. The limit of any such insurance shall not limit the liability of the Tenant hereunder.

          (b) Landlord agrees to obtain and keep in full force and effect, at all times during the Term, at Tenant's sole cost and expense, policies of insurance covering the Building and improvements made by the Landlord to the Premises, against all risks to physical damage with extended coverage, in amounts equal to the full replacement value of such improvements, without any coinsurance; comprehensive general liability insurance; rental insurance sufficient to include both Base and Additional Rental; and such other insurance coverages as Landlord may deem necessary or proper, all of which insurance coverages shall be in such amounts and with such companies as Landlord may deem reasonable and proper. The cost of any such insurance shall be paid as Additional Rental pursuant to Paragraph 20 hereof. It is understood and agreed that the Landlord shall be responsible for insuring all improvements installed in connection with the initial construction of the Leased Premises and that Tenant shall be responsible for insuring any improvements installed thereafter.

          (c) Landlord shall not provide any insurance covering the Tenant's possessions or business operations. Tenant agrees to obtain, at its sole cost and expense, an insurance policy covering its contents and a liability policy covering its business operations which shall include contractual liability.

          (d) Landlord and Tenant agree that the insurance policies to be obtained hereunder shall provide that the insurance carriers shall waive all rights of subrogation against Landlord and Tenant and that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. Landlord and Tenant hereby waive and release any and all right of recovery which it might otherwise have against the other, their agents and employees, and all liability or responsibility of Landlord, their agents and employees, for all injury and for loss or damage to its business, contents, furniture, furnishings, fixtures and other property of the Landlord or Tenant, notwithstanding that such injury, loss or damage may result from the negligence or fault of Landlord or Tenant, their agents, or employees, provided that no such waiver or release shall operate to invalidate any insurance coverage.

          (e)  Each party agrees to deliver to the other, at least fifteen
(15) days prior to the time such insurance is first required to be carried by the party, and thereafter at least fifteen (15) days prior to the expiration of any such policy, either a duplicate original or a certificate of insurance procured by the party in compliance with its obligations hereunder, together with evidence of payment therefor, All such policies shall provide for notice of cancellation to be provided thirty (30) days prior to any cancellation.

      INCREASE OF INSURANCE RATES.

      8. Tenant agrees, at its sole cost and expense, to promptly comply with all of the rules and regulations of the Insurance Service Organization of New Jersey having jurisdiction, or any similar body. If, at any time, as a result of or in connection with any failure by Tenant to comply with the foregoing provision, or as a result of any act or omission or commission by Tenant, its employees, agents, contractors, invitees, licensees or subtenants, or as a result of or in connection with the Permitted Use, any insurance rate applicable to the Building and/or to the contents thereof, shall be higher than that which would be applicable for the Permitted Use, then and in any of such events, Landlord shall have the right to terminate this lease if, upon written notice delivered to the Tenant, the Tenant refuses to pay such additional premiums for all insurance policies in force with respect to the Building or to cease the activity causing the rate increase. Tenant shall not use nor install any electrical equipment that overloads the lines in the Building and Tenant, at its sole cost and expense, shall promptly make whatever changes are necessary to prevent or remedy such condition and to comply with all requirements of Landlord, the Board of Fire Insurance Underwriters or any similar body and any governmental authority having jurisdiction thereof. For the purposes of this Paragraph, any finding or schedule of the Fire Insurance Rating Organization or any similar organization having jurisdiction shall be deemed to be conclusively binding on the parties hereto.

      FIRE AND OTIIER CASUALTY.

      9. (a) In case of fire or other casualty, Tenant shall give immediate notice to Landlord. In the event the Premises shall be partially damaged by fire, the elements or other casualty, but shall not be so destroyed or damaged as to require practically a rebuilding thereof, then the Landlord shall repair the same as speedily as practicable to the extent of the scope of Landlord is work in the original construction of the Premises, and if any portion of the Premises shall be rendered untenantable, then the Tenant's obligation to pay Rental hereunder shall abate in the same proportion which the square footage of the portion rendered untenantable bears to the total square footage of the Premises until such time as the Landlord shall have substantially repaired the Premises and only to the extent Landlord does not receive proceeds from the rental loss insurance policy or business interruption insurance in payment of said rent or other loss incurred by Landlord. In the event that at least twenty-five (25%) percent of the Premises or if at least twenty-five (25%) percent of the Building shall be damaged, then the Landlord shall have the right to terminate the lease on thirty (30) days' written notice delivered to the Tenant, in which event the Rental as abated, if applicable, shall be paid up to the time of such termination and then and from thenceforth this lease shall come to an end. In the event the Landlord does not elect to terminate this lease, then the lease shall remain in full force and effect, the Rental payments shall be reduced as aforesaid, and the Landlord shall proceed diligently to rebuild the Building and/or to restore the Premises to the extent of the scope of its work in originally constructing the Building and Premises.

In the event that through no fault of the Tenant, its agents, servants, employees, contractors or invitees, the Tenant's use of the Premises is substantially impaired or more than twenty five percent (25%) of the Premises are destroyed, and in either event, the Landlord does not give notice to the Tenant within thirty (30) days of the- fire or other casualty that the Premises will be restored and the Tenant's use will not be substantially impaired within one hundred twenty (120) days of the date of the notice, or if the Premises are not substantially restored during such one hundred twenty
(120) day period, the Tenant shall have the right to terminate this Lease on thirty (30) days written notice delivered to Landlord.

          (b) However, there shall not be any abatement, reduction or moratorium of rent if the fire or other casualty or damage shall be the result of carelessness, negligence or improper conduct of Tenant of its agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In any such case, Tenant's liability for the payment of the Rental and the performance of all the covenants, conditions and terms hereof on its part to be performed shall continue and Tenant shall be liable to Landlord for the damage or loss suffered by Landlord to the extent that Landlord does not receive any proceeds from a business interruption or a rental loss insurance policy in payment of said damage or loss. If Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to Landlord to the extent of Landlord's costs and expenses and for any other damage or loss suffered by Landlord as a result of such casualty, and such insurance carrier shall have no recourse against Landlord for reimbursement.

          (c) Landlord agrees that its fire insurance policy shall provide that the insurance company will waive all rights of subrogation against the Tenant to the extent of all insurance proceeds actually paid to or for the benefit of the Landlord.

      REPAIRS AND MAINTENANCE.

      10. (a) Tenant, at its sole cost and expense, shall take good care of the Leased Premises and shall keep, repair, replace and maintain the Premises in good order, condition and repair, and each and every part thereof (including, without limitation, painting and decorating, and the repair, maintenance and replacement of any heating, ventilating and air conditioning units or systems) , except only such matters that are expressly stated herein to be within the Landlord's obligation to repair, replace or maintain, and shall not cause nor permit any dirt, debris or rubbish to be put, placed or maintained on the sidewalks, driveways, parking lots, yards, entrances and curbs, in, on or adjacent to the Building. Tenant further agrees not to use the Premises or permit the Premises to be used in any manner as to cause excessive depreciation of or to the Building and improvements, and agrees not to cause nor permit waste of or damage or nuisance to, in, or about the Premises or the Building.

            (b) Tenant shall not make any alterations, improvements, and/or additions to the Premises or any part thereof, nor install or attach any heavy equipment or apparatus, without Landlord's prior consent in accordance with the provisions of this lease. Tenant shall be entitled to install a security system at its cost and expense, the Landlord having the right to approve the location and method of installation of the system.

            (c) Landlord, upon reasonable notice from Tenant, shall make necessary repairs or replacements to the exterior walls and shall keep in good order, condition and repair or replace the exterior foundations, downspouts, gutters and roof of the Building, excluding, however, all windows, doors, plate glass, signs and all repairs or replacements required by any casualty except as otherwise provided in Paragraph 9 and 13 hereof. Landlord, at its sole cost and expense, shall be responsible for any "Structural Repairs", as hereinafter defined. For the purpose of this Lease, a Structural Repair shall be defined as any structural repair or structural replacement to the structural steel, footings, foundations, masonry walls, and roof of the demised Premises. Any repairs or replacements, whether structural or otherwise, resulting from damage caused by any act, omission or negligence of Tenant, any subtenant or concessionaire, or their respective employees, agents, invitees, licensees or contractors shall be performed by the Landlord at the sole cost and expense of the Tenant and shall be deemed to constitute Additional Rental.

            (d) Landlord further agrees to maintain, repair, replace, secure, and keep in good order and condition, reasonably clean and free from snow, dirt and rubbish, all public or common areas surrounding the Building which are the property of the Landlord, except as otherwise herein provided, and agrees to furnish all necessary utilities to such public or common areas. The costs and expenses incurred by Landlord for maintenance, repairs, utilities, janitorial service, refuse and snow removal and security of the public or common areas shall be determined in the sole discretion of Landlord, to ensure the proper quality and the preservation of the reputation of the Building. Tenant shall pay its proportionate share of all costs and expenses so incurred by Landlord, as Additional Rental, in accordance with the provisions of Paragraph 20 hereof.

            (e) All common areas are for the general use, in common, of all tenants of the Building, their employees and guests, and at all times, are subject to the sole and exclusive control of the Landlord. Pursuant thereto Landlord shall have the right, from time to time, to establish, modify and enforce rules. and regulations regarding the common areas, to alter, modify or otherwise change the common areas, to restrict parking and close all or any portion of any common parking area as will be legally sufficient to prevent a dedication or the accrual of any rights to any person or to the public and to do such other acts, in and to, all common areas as in Landlord's sole judgment, shall be desirable or advisable to improve or maintain such areas.

            (f) Tenant shall have no right of access to the roof of the Premises or the Building and shall not install, repair, place or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice, at any time. Landlord shall repair at Tenant's expense, any damage to the Building or roof resulting from the installation, repair, use, or replacement of any such air conditioner or other device.

      COVENANTS AGAINST LIENS.

      11. (a) Tenant shall not do any act, nor make any contract which may create any lien or other encumbrance upon the Building or Premises, nor permit nor suffer same to remain, as a result of any labor, work, services or materials performed, supplied or furnished for or to the Tenant or the Premises. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanics or other lien or encumbrance shall be filed against the Building or Premises, whether or not such lien or encumbrance is valid or enforceable as such, Tenant, at its sole cost and expense, shall cause same to be discharged of record or bonded, within ten (10) days after notice to Tenant of the filing thereof; and Tenant shall indemnify and save harmless Landlord against and from all damages, costs, liabilities, suits, penalties claims and demands, including reasonable counsel fees, resulting from the creation of such lien or encumbrance. In the event Tenant fails to so comply, Landlord shall have the option of discharging or bonding any such lien or encumbrance, and Tenant agrees to reimburse Landlord for all costs, legal and other expenses incurred in connection therewith, together with interest at an annual rate equal to two (2%) percent above the annual interest rate extended by Citicorp to its most favored borrowers, promptly upon demand, which sums shall be deemed to constitute Additional Rental.
All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracted by Tenant for the furnishing of any labor, services materials, supplies or equipment, at any time from the date hereof until the end of the Term, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for same.

            (b) Nothing in this lease shall be deemed to be, or construed in any way as constituting, the consent or request of Landlord, expressed or implied, by inference or otherwise, to any person, firm or corporation for the performance of any labor or the furnishing of any materials for any construction, rebuilding, alteration, addition or repair of or to the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials which might in any way give rise to the right to file any lien against Landlord's interest in the Building. Landlord shall have the right to post and keep posted at all reasonable times on the Premises any notice which Landlord shall deem necessary so to post for the protection of Landlord and the Building from any such lien.

      ALTERATIONS.

      12. (a) Tenant shall not make, or cause, or permit the making of any repairs, alterations, additions, or improvements in or to the Premises without obtaining Landlord's prior written consent thereto in each instance. In the event any such work shall cost in excess of Two Thousand Five Hundred ($2,500.00) Dollars, such work shall not be commenced until Tenant shall submit to the Landlord plans and specifications relating to any such repairs, alterations, additions or improvements, and all such work shall be performed in accordance with the provisions of this lease. Landlord shall not unreasonably withhold its consent to any such alteration, addition or improvement, but shall have the right to determine if such work would reduce the value, size or general utility of the Building or any portion thereof, or whether such work maintains the architectural harmony of the Building. Landlord shall respond to Tenant's request to make alterations within fifteen
(15) days o Landlord's receipt of the plans and specifications showing the proposed alterations. Any approval by Landlord as aforesaid may be upon condition that Tenant furnish the Landlord such evidence of Tenant's financial ability to assure completion thereof and payment therefor, as Landlord may reasonably require, including the furnishing of adequate security. All such repairs, alterations, additions or improvements, when installed or attached to the Premises, shall belong to and become the property of the Landlord and shall be surrendered With the Premises and as part thereof, upon the expiration or sooner termination of this lease, without compensation to Tenant. However, if Landlord shall so elect and advise Tenant at the time of its approval of the alterations, Tenant, at its sole cost and expense, shall remove any alterations, additions and improvements made by it prior to the expiration or other termination of this lease and repair all damage caused by such removal and restore the Premises to the condition they were in prior to the installation of any such alteration, addition or improvement. Nothing herein contained shall be construed in any way to restrict Tenant's right to make any alterations, additions or improvements in Tenant's own movable trade fixtures. The Provisions of this Paragraph are subject to the Tenant obtaining the consent of such Landlord's mortgagee or ground lessor, if required. Landlord represents that the terms of this paragraph are consistent with the terms of any existing mortgages or ground leases. Landlord shall advise Tenant if the consent of any mortgagee or ground Lessee is required.

            (b) Any work performed by Tenant, irrespective of cost, shall be subject to the Landlord's inspection, during business hours and upon reasonable notice to Tenant, and approval after completion to determine whether it Complies with the requirements of this lease. The approval or consent of the Landlord shall not relieve Tenant of its obligation that all such repairs, alterations, improvements and/or additions be constructed and performed in a good and workmanlike manner and in accordance With all applicable governmental and fire underwriting if requirements, nor constitute a waiver of any rights of Landlord if Tenant fails to perform its obligations. Tenant, at its sole cost and expense and with Landlord's cooperation, shall procure all necessary governmental approvals, permits or certificates in connection with all work performed by Tenant in, on or at the Premises and shall deliver the original of all such approvals, permits or certificates to the Landlord, to be retained by Landlord.

            (c) During the course of any and all repairs, alterations, additions or improvements which the Tenant shall either be required to perform or which the Tenant shall elect to perform Tenant, at its sole cost and expense, shall at all times obtain and maintain or cause to be obtained and maintained, workmen's compensation insurance and any other insurance which shall then be required by law, together with public liability insurance as set forth in Paragraph 7 hereof, to insure against any additional hazards created in connection with the performance of any of the aforesaid work. Prior to the commencement of any such work, Tenant shall deliver to Landlord copies of all policies or certificates of insurance with respect to all policies required pursuant to this Paragraph 12(c).

      CONDEMNATION.

      13. (a) In the event that the whole of the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, then this lease shall automatically terminate as of the date that title shall be taken. In the event that a part of the Premises shall be so taken as to render the remainder thereof unusable for the purpose for which the Premises are leased, then Landlord and Tenant shall each have the right to terminate this lease on thirty (30) days' written notice to the other, given within sixty (60) days following the date of such taking. In the event that this lease shall terminate or be terminated, the Rental hereunder shall be equitably adjusted as of the date of termination.

            (b) In the event that a part of the Premises shall be so taken and this lease shall not terminate or be terminated pursuant to the provisions of subparagraph (a) above, then the Rental shall be equitably apportioned according to the square footage of the Premises so taken and this lease, in all other respects, shall remain in full force and effect, and Landlord, at its own cost and expense, shall restore the remaining portion of the Premises to the extent necessary to render it reasonably suitable for the purpose for which the Premises were leased, and to their condition immediately prior to such taking to the extent reasonably possible. Such restoration shall be completed by the Landlord within one hundred twenty
(120) days of the date on which title is taken. In the event that the premises cannot be restored within such one hundred twenty (120) days of the physical taking by the condemning authority or if the Landlord advises the Tenant that it will be unable to so restore the Premises substantially to their condition immediately prior to such taking, then Tenant may terminate this lease on thirty (30) days notice to the Landlord.

            (c) All compensation awarded or paid upon such a total or partial taking of the Building or the Premises shall belong to and be the property of Landlord, and without any sharing by Tenant, whether such compensation result from diminution in value of the leasehold or to the fee interest in the Premises. Tenant however, shall have the right to seek and prosecute any claim directly against the condemning authority in such condemnation proceedings for relocation and/or business interruption expenses, inventory and/or movable trade fixtures, furniture and other personal property belonging to Tenant, so long as such claim shall not diminish or otherwise adversely affect Landlord's award or the award of any mortgagee. Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that if a single compensation award is paid without a specific allocation or designation for the claims of the Landlord or Tenant, then Tenant shall be entitled to share in said award as may be agreed by the parties. Tenant may participate in any such condemnation proceeding to further its claims and protect its interest.

            (d) Tenant agrees to execute and deliver such instruments as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the Premises or any portion thereof. Tenant covenants and agrees to vacate the Premises, remove all of its personal property therefrom and deliver up peaceable possession thereof to Landlord or to such other party designated by Landlord. Failure by Tenant to comply with any provision hereof shall subject Tenant to such costs, expenses, damages and losses as Landlord may incur by reason of Tenant's breach hereof.

      ACCESS AND RIGHT TO EXHIBIT.

      14. (a) Landlord and its designees shall have the right to place and maintain all utility equipment of any kind, in and on the Premises as may be necessary or desirable to serve the Building or any portion thereof.
Landlord and its designees shall have the right to enter upon the Premises at all reasonable hours and on reasonable notice to Tenant (and in emergencies at all times):

                  (i)    to inspect the same;

                  (ii) to make repairs, additions or alterations to and/or to complete initial construction of, the Premises and/or to the Building or to prevent waste or depreciation thereof;

                  (iii) to post "For Sale" signs on the Premises and to exhibit the Premises to any prospective purchaser or mortgagee; or

                  (iv)   for any other lawful purpose.

            This Paragraph shall not be deemed to be a covenant by Landlord nor be construed to create an obligation or duty on the part of Landlord to make such inspection, repairs, additions or alterations except as otherwise herein provided. Any performance by Landlord hereunder shall not be deemed a waiver of Tenant's default in failing to perform same, nor shall Landlord be liable for any inconvenience, disturbance, loss of business, loss of use of the Premises or any other damage suffered by Tenant, due to said performance by Landlord, and the obligations of Tenant pursuant to this lease shall not thereby be affected in any manner whatsoever Landlord agrees to exercise due care to cause the least reasonably possible interference with Tenant's business, but Landlord shall not be required to employ labor on weekends or on an overtime basis to avoid or reduce any such interference.

            (b) For a period commencing one hundred eighty (18o) days prior to the end of the Term, Landlord and its designees shall have reasonable access to the Premises for the purpose of exhibiting the same to prospective tenants and to post any "To Let," or "To Lease" signs upon the Premises.

            (c) Landlord shall have the right to carry material in and on the Premises and to perform work in or on the Premises pursuant to the provisions of this lease, without the same constituting an actual or constructive eviction to Tenant, in whole or in part, without the same permitting any rent reduction or abatement and without the Tenant having the right to assert any claim for damages other than damage to the Tenant's tangible property or injury or death to persons, which damage, injury or death shall be caused directly by the negligence of the Landlord, its agents, employees, contractors, invitees and licensees and provided that any such claim shall be limited to the extent of the net proceeds received under any policies of insurance then in effect insuring against such claim. In no event shall the Landlord be liable for any inconvenience, disturbance, loss of business, loss of use of the Premises or any consequential damages which Tenant may suffer. It is understood and agreed that throughout the term of this Lease the Landlord shall provide and keep in force a comprehensive liability policy insuring against any claim or liability for personal injury to or death of any persons, and or damage to property occurring in, on or about the Premises which limits of liability shall not be less than Three Million ($3,000,000.00) Dollars with respect to personal injury or death of any one person, Three Million ($3,000,000.00) Dollars with respect to personal-injury or death of any number of persons and One Million ($1,000,000.00) Dollars for property damage. The above limits may be provided through a primary coverage in the amount of One Million ($1,000,000.00) Dollars with an umbrella liability policy supplementing coverage for the remainder.

      ASSIGNMENT AND SUBLETTING.

      15. Tenant shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use their Premises, or any portion thereof, without first obtaining the written consent of Landlord. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide financial statements for the proposed assignee or subtenant. Landlord's consent to any proposed assignment or subletting shall not be unreasonably withheld or delayed. If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, the difference, if any between the Rent plus Additional Rent to be paid by an approved assignee or subtenant during any renewal term provided for herein.
A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay any brokerage fees related to the subletting or assignment of the Premises.

      RULES AND REGULATIONS, COMPLIANCE WITH LAWS.

      16. (a) Tenant and Landlord (to the extent of its obligations) agrees, at all times during the Term hereof, and at its sole cost and expense:

                  (i) not to take or permit any action which Would violate Landlord's union contracts, if any, affecting the Building or the Premises, or which would create any work stoppage, picketing, labor disruption or dispute, or which would damage, delay or interfere with any work performed or to be performed by Landlord or by any other persons in or about the Building, or which hinder the activities or operations of the Landlord in bringing about the cessation of any work stoppage, picketing or other labor disruption or dispute affecting the Building or any work being performed or to be performed in or about the Building;

                  (ii) to pay promptly and when due, all taxes, licenses, fees, assessments or other charges levied or imposed upon the business of Tenant or upon any fixtures, furnishings or equipment in, on or at the Premises;

                  (iii) not to commit any waste or nuisance, nor use the plumbing facilities for any purpose injurious to same or dispose of any garbage or any other foreign substance therein, nor place a load on any floor in the Premises exceeding the floor load per square foot which such floor was designed to carry, nor install, operate and/or maintain in the Premises any heavy equipment except in a location approved by Landlord, nor install, operate and/or maintain in the Premises any electrical equipment which will overload the electrical system therein, or any part thereof, beyond its capacity for proper and safe operation as determined by Landlord or which does not have Underwriter's approval.

                  (iv) to keep the Premises in a neat, clean, orderly and sanitary condition, free of all insects, rodents, vermin and pests of every type and kind;

                  (v) not to use the Premises for any purpose of business which is illegal, noxious, offensive because of the emission of noise, smoke, dust or odors or which could damage the Building or be a nuisance or menace to or interfere with, any other tenants or the public;

                  (vi) to comply with all requirements of all suppliers of public utility services to the Building and not to suffer or permit any act or omission the consequence of which could be to cause the interruption, curtailment, limitation or cessation of any utility service to the Building;

                  (vii) to retain trash, rubbish and garbage created by the Tenant, its representatives, guests, licensees, or invitees within the demised Premises until removed from the site at Tenant's expense.

            (b) Tenant further agrees, at its sole cost and expense, to promptly comply, or cause compliance, with all laws, ordinances, orders, rules, regulations and requirements of all federal, state, county and municipal governments, and appropriate departments, commissions, boards and offices thereof, foreseen or unforseen, ordinary as well as extraordinary, and whether or not the same shall presently be within the contemplation of the parties hereto or shall involve any change of governmental policy (except that which may be required by the Americans with Disabilities Act and which requirements are not occasioned by a change in the Permitted Use or change of tenancy) or require extraordinary or structural repairs (other than those which Landlord is required to make under Paragraph 10 (c) and (d), unless the same are due to the use or occupancy of the Tenant), alterations, equipment or additions or any work of any kind or irrespective of the costs thereof, which may be applicable to the Premises, or the purposes to which the Premises are put, or manner of use of the Premises at the commencement of or during the Term. The provisions of Paragraph 12 shall apply to all work to be performed by Tenant pursuant to this Paragraph. Notwithstanding the foregoing, Landlord shall cure any violations arising from Landlord's original failure to comply with laws, ordinances, orders, rules, regulations and requirements presently applicable to the construction of the Building.

            (c) No abatement, diminution or reduction of the Rental or other charges required to be paid by Tenant pursuant to the terms of this lease, shall be claimed by or allowed to, the Tenant for any inconvenience, interruption, cessation or loss of business or otherwise caused directly or indirectly by any present or future laws, rules, requirements, orders, directions, ordinances or regulations of the federal, state, county or municipal government, or of any other governmental or lawful authority whatsoever, or as a result of any diminution of the amount of space used by Tenant caused by legally required changes in the construction, equipment, operation or use of the Premises, unless the diminution is caused by a change unconnected with Tenants use of the Premises. Tenant shall have the right to an abatement in the rental and other charges required to be paid by Tenant pursuant to the terms of this Lease in proportion to any diminution of space not caused by a change in Tenant's use of the Premises. Tenant shall have the right to terminate this Lease if the Permitted Use is no longer permitted or if its use becomes substantially impaired.

            (d) Tenant, following notice to Landlord, shall have the right to contest -by appropriate legal proceedings, at its sole cost and expense, the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein referred to, provided, however, that:

                  (i) any noncompliance shall not constitute a crime on the part of the Landlord or otherwise adversely affect, jeopardize or threaten the interest of Landlord;

                  (ii) Tenant shall diligently prosecute any such contest to a final determination by a court, department or governmental authority having final jurisdiction and to keep Landlord advised in writing as to all changes in status and determinations in connection with any such proceedings; and

                  (iii) Tenant shall indemnify and save harmless Landlord against any and all losses, costs, expenses, claims, penalties, actions, demands, liabilities, judgments or other damages which Landlord may sustain by reason of such contest or as a result of Tenant's failure or delay in compliance. It is agreed however that Landlord has the right to demand that the Tenant furnish adequate security to ensure its ability to perform its indemnity obligations hereunder, which security if so requested, shall be furnished to Landlord prior to the Tenant commencing or continuing with such contest, as the case may be. In no event, however, shall Tenant defer compliance if such deferment would constitute a violation of any of the provisions of any mortgage or ground lease to which this lease is or shall be subordinate. Landlord agrees to cooperate reasonably with Tenant, and to execute any documents or pleadings reasonably required for the purpose of any such contest, provided that the same shall be without cost or expense to Landlord. Landlord shall have the right, but not the obligation to contest by appropriate legal proceedings, at Landlord's expense, any such law, ordinance, rule, regulation or requirement.

      UTILITIES.

      17. Tenant agrees to pay as and when the same become due and payable, all water rents, rates and charges, all sewer rents and all similar charges assessed or charged to the Leased Premises during the Term, if any, all charges for electricity, gas, heat, steam, hot water, and other utilities supplied to the Leased Premises during the Term, together with cost of repair, maintenance, replacement and reading of all meters measuring Tenant's use or consumption thereof, whether supplied by Landlord or by a public or private utility company. In the event that Landlord shall supply any or all of the aforesaid services, the charges therefor shall be deemed Additional Rental and be collectible as such on the first day of the following month.
In the event that any or all of the aforesaid services shall be supplied by others and are not paid as the same become due and payable, Landlord shall have the right, but not the obligation to make such payments, in which event, a sum equal to any such payments shall be paid on the first day of the following month, as Additional Rental, and shall be collectible as such, together with interest at an annual rate equal to two (2%) percent above the annual interest rate extended by Citicorp to its most favored borrowers as of the date of payment, and which interest shall commence to run from the date of payment. In no event shall Landlord be responsible or liable for the failure to supply Tenant or for the failure of the Tenant to receive, any utility service, nor shall Tenant be entitled to any cessation, abatement, reduction or other offset of Rental in the event of any failure to receive any utility service.

      SIGNS.

      18. Tenant may not provide, install or maintain any exterior signs on the roof or in the windows; nor shall the Tenant provide, install or maintain any exterior signs on the facade or walls of the Building or on any grounds adjacent thereto, unless:

            (i) such installation be made in such manner as will not affect any guarantee which shall then be in force and effect;

            (ii) all such signs shall have been approved by Landlord in writing before installation; and

            (iii) all such signs must at all times conform to all applicable rules, regulations, codes and ordinances of any governmental agencies having jurisdiction thereover, and must comply with Landlord's rules and regulations governing such signs. Landlord shall cooperate with Tenant in Tenant's applications to any governmental agencies. All such signs shall be provided, installed, maintained and removed at the termination of the lease, at Tenant's sole cost and expense. Tenant further agrees that it will not place any advertisements or other type of structure or obstruction on the roof facade or walls of the Building and that it shall not operate any loudspeaker or other device which can be heard outside of the Premises. In the event that Landlord or its agents deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon the Building or any part thereof, they may be so removed, but shall be replaced at Landlord's expense when the said repairs, alterations or improvements shall have been completed. Nothing contained in this Paragraph shall create any obligation on the part of the Landlord to make any repairs, alterations or improvements.

      TAXES.

      19. (a) Tenant covenants and agrees that it shall pay to Landlord, as Additional Rental, its proportionate share of all real estate taxes, assessments, added assessments and other governmental charges or substitutes therefor, foreseen or unforeseen, levied, imposed, assessed or fixed on or against the Building and land constituting the entire tax lot on which the Building is constructed or arising from the use, occupancy or possession thereof, during the Term hereof (hereinafter collectively referred to as the "Taxes"). The proportionate share of Taxes to be paid by Tenant is set forth in Paragraph 20 of this lease.

            (b) Landlord shall have the right to contest in good faith any such tax, assessment or added assessment and all costs and expenses, including, but not limited to, all legal fees, shall be deemed to constitute additional charges for which Tenant shall pay its proportionate share, as set forth in Paragraph 20 hereof. Tenant shall pay its share of all such costs and expenses, as Additional Rental, on the first day of the month following demand therefor. Provided that the Tenant shall have paid its proportionate share of all costs and expenses in accordance with the provisions of this Paragraph 19(b), Tenant shall be entitled to the same proportionate share of the net proceeds of any refund received by the Landlord as a result of such contest. If Landlord receives any refund after the expiration of the Term, Tenant shall be entitled to its proportionate share if it is not in default of its obligations. Landlord agrees to notify Tenant of the filing of any tax appeal or contest, not later than 15 days prior to the filing deadline for which an such appeal is to be taken.

            (c) In the event that Landlord shall fail to so notify Tenant, then and in such event, Tenant shall have the right to contest in good faith any such tax, assessment or added assessment, at its own cost and expense, provided, however, that notwithstanding such contest, Tenant at all times: shall when due, pay its proportionate share thereof; shall comply with all applicable laws, rules and regulations regarding the payment of taxes; shall not take any action which would adversely affect, threaten or jeopardize the interest of the Landlord in the Building or land; shall promptly pay, indemnify and save Landlord harmless from, all penalties and interest which may be charged or imposed as a result of or during the pendency of, any such contest. In the event of any such contest by the Tenant, Landlord agrees to reasonably cooperate and to execute any necessary papers, provided however, that the same shall be without any cost or expense to the Landlord. However,, nothing herein shall require the Landlord to withhold the payment of any tax, interest or penalty otherwise due and owing to, or charged by, the taxing authority.

            (d) It is further agreed that for the first and last Lease Years of the Term hereof, the portion of all Taxes, other than such as result from added assessments, to be paid by the Tenant shall be pro rated, depending on the proportion which each such Lease Year shall bear to the tax year in which it falls. The portion of Taxes resulting from added assessments to be paid by Tenant during the first and last Lease Years of the Term shall be pro rated depending on the proportion which such Lease Year shall bear to the portion of the tax year for which the added assessment is charged.

            (e) If at any time during the Term hereof, pursuant to the laws of the Municipality, the County of Bergen, the State of New Jersey or the United States of America, a tax or excise on rents or other tax, however described, is levied or assessed by any Municipality, County, State or Country or any political subdivision thereof, against the Landlord or the Rental reserved hereunder, or any part thereof, as a substitute, in whole or in part, for any revenues derived from any tax assessed or imposed by any such political entity on land and buildings, the Tenant covenants to pay to Landlord, such sum as shall be necessary to pay and discharge such tax or excise on rents or other tax, which sum shall be paid to Landlord in the manner herein set forth for Taxes, provided, however, that the parties shall have the right to contest said levy in the same manner as provided herein for Taxes.

            (f) Except as otherwise provided herein, Tenant shall not be obligated or required hereunder to pay any franchise, excise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profit or revenue tax upon the income or receipts of Landlord.

            (g) Tenant shall be responsible for and shall pay prior to the time when such payment shall be deemed delinquent, all taxes assessed during the Term against any leasehold interest, or any improvements, alterations, additions, fixtures or personal property of any nature placed in, on or about the Premises by the Tenant, whether such tax shall have been levied or assessed against the Landlord or the Tenant.

      ADDITIONAL CIIARGES.

      20. (a) In addition to all other rental charges provided for in this lease, the Tenant agrees to pay as "Additional Rental," its proportionate share of:

                  (i) all insurance premium costs incurred by Landlord, if any, in connection with its obtaining and maintaining of fire, extended coverage and all risk insurance; rental insurance sufficient to include both Base Rent and Additional Rental; sprinkler damage insurance; and public liability insurance, all of which insurance coverages, if maintained, shall be in such amounts and with such companies as Landlord may deem reasonable or proper;

                  (ii) all costs and expenses incurred by Landlord in connection with the Landlord's maintenance and non-structural repair of the entire premises of which the Leased Premises are a part, in accordance with the provisions of this lease, including, but not limited to, the building grounds, parking area, utilities, janitorial service, if the same shall be furnished by the Landlord, as well as all other costs, fees and expenses incurred by the Landlord in performing its obligations hereunder; and management fees for the operation of the Building, at an annual sum equal to four (4%) percent of the total annual Base Rent for the building.

            (b) Landlord represents that it will make timely payments of all expenses which constitute the additional rent charges to avoid the accrual of late charges, interest or penalties. It is acknowledged that the total annual Additional Rental to be paid by the Tenant, pursuant to the provisions of Paragraph 19 and 20 of this lease, cannot be determined except on an annual basis. It is therefore agreed that, in addition to the payments of Additional Rental as may be provided for elsewhere in this lease, the Tenant shall pay the estimated monthly sum set forth in (l0) of the Preamble on account of its Additional Rental obligations pursuant to the provisions of Paragraphs 19 and 20 of this lease. Said estimated payments shall be paid in advance, on the first day of each month, and shall be based on an annual period from January 1 through December 31 during each year of the Term hereof, and shall be adjusted annually within ninety (90) days following the conclusion of each such annual period by written notice delivered by Landlord to Tenant. Said notice shall set forth the total amount of the costs and expenses incurred by the Landlord for such annual period, the sum which represents the proportion to be paid by the Tenant, the sum actually paid by Tenant for such period, and the amount of any required adjustment. Said notice shall also set forth the estimated monthly payment to be paid by Tenant for the following annual period. In addition, Tenant shall have the right provided it continues to pay the additional rent, to contest the amounts due in accordance with this Paragraph within thirty (30) days of receipt of such notice, and in the event of such contest shall be provided reasonable access to the books and records or other evidence of costs of Landlord as may be necessary to enable Tenant to verify the appropriateness of the charges.

            (c) For the first and last Lease Years of the Term hereof, the portion of Additional Rental to be paid by the Tenant shall be pro rated depending on the proportion which each such Lease Year shall bear to the aforesaid annual period in which it falls.

      NON-LIABILITY OF LANDLORD.

      21. (a) Unless caused by Landlord, its agents, servants, or employees wilful act or gross neglect, Landlord shall not be liable for any damage or injury which may be sustained by Tenant or by any other person, as a consequence of the failure, breakage, leakage or obstruction of the street or sub-surface; or of the water, plumbing, steam, sewer, waste or soil pipes; or of the roof, walls, drains, leaders, gutters, valleys, downspouts or the like; or of the electrical, gas,, power" conveyor, refrigeration, sprinkler, air conditioning or heating systems; or of the elevators or hoisting equipment; or of any other structural failure; or by reason of the elements; or resulting from theft or pilferage; or resulting from fire, explosion or other casualty; or resulting from the carelessness, negligence or improper conduct on the part of the Tenant, any other tenant, or of Landlord, their agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of Landlord, of any services to be furnished or supplied by Landlord. All property kept, maintained or stored in, on or at the Premises shall be so kept, maintained or stored at the sole risk of the Tenant.

            (b) Unless caused by Landlord, it's agents, servants or employees wilful act or gross neglect, Landlord shall not be liable to Tenant or to any person or entity claiming through the Tenant, nor shall Tenant be excused from the performance of any obligation hereunder, due to any breach or violation by Landlord, by any other tenant or by any other person or entity, of:

                  (i) any rule or regulation established by Landlord; or

                  (ii) any provision, covenant, term or condition of any other agreement affecting the Building and lands or any portion thereof. Further, Landlord shall not be liable, nor shall Tenant be excused from the performance of any obligation hereunder, due to the Landlord enforcing any right or remedy against the Tenant and/or against other tenants of the Building, but not against all tenants of the Building.

      INDEMNITY.

      22.   Not used in this Lease.

      RIGHT TO CURE DEFAULT.

      23. In the event Tenant shall fail to comply fully with any of its obligations hereunder, then Landlord shall have the right, at its option to cure such breach, at Tenant's expense, upon ten (10) days' prior written notice to Tenant, except in cases of emergency (in which event no notice need be given), and if Tenant shall fail to cure said default within such period, provided however, that if said default cannot be cured within said period, then Tenant shall have commenced in good faith to cure such default within said ten (10) day period and shall continue the curing thereof diligently thereafter. Tenant agrees to reimburse Landlord promptly (as Additional Rental) for all costs and expenses incurred as a result thereof or in connection therewith, together with interest at an annual rate equal to two (2%) percent above the annual interest rate extended by Citicorp to its most favored borrowers as of the date on which the Landlord made such payment and which interest shall commence to run from the date on which Landlord made any such payment. Any action so taken by Landlord pursuant to this lease shall not serve to waive or release Tenant from its performance of any obligation hereunder.

      REMEDIES UPON DEFAULT.

      24.   (a) In the event Tenant shall:

                 (i) default in the payment of the Rental reserved herein or in making any other payment herein provided for ten (10) days; or

                 (ii) default in the observance of any of the other terms, covenants and conditions of this lease, which default continues for twenty
(20) days following the delivery of written notice thereof, as hereinafter required; or

                 (iii) abandon, desert or vacate the Premises; or assign, sublet or permit the Premises to be occupied by someone other than Tenant, except as herein provided; or

                 (v) make any assignment for the benefit of creditors, file a voluntary petition in bankruptcy, be by any court adjudicated a bankrupt, take the benefit of any insolvency act or be dissolved or liquidated, voluntarily or involuntarily, or if a receiver or trustee of Tenant and/or its property shall be appointed in any proceedings or if any Guarantor hereunder shall cause or suffer any of such events to occur with respect to itself; or

                  (vi) fail to move into or take possession of the Premises upon the Commencement Date; or

                  (vii) record or attempt to record this lease except provided herein; or

                  (viii) suffer or permit any execution, attachment or other similar process to issue against Tenant or a substantial portion of its property or assets, or suffer or permit the Premises to be taken and/or occupied or attempted to be taken and/or occupied by one other than the Tenant; or

                  (ix) remove or attempt to remove, or in the judgment of Landlord, manifest an intention to remove its goods or property from the Premises, other than in the ordinary course of its business;

            then, upon the happening of any of the events set forth in this Paragraph, Landlord shall have the right to terminate this lease and the Term hereof upon not less than ten (10) days' written notice to Tenant, with the same force and effect as though the date so specified were the date hereinabove first set forth as the date of the expiration of the Term (but Tenant shall remain liable to Landlord as hereinafter provided) , and at the expiration of the period provided in said notice, the Term hereof and all of the Tenant's right, title and interest hereunder shall cease and terminate, and Landlord without further notice, subject to due process of law, may reenter the Premises, remove the Tenant and its property therefrom, and have possession and enjoyment of the same, and/or may recover possession thereof as prescribed by law relating to summary proceedings.

            (b) In the event of any such default, reentry, expiration and/or dispossess:

                  (i) the Rental shall become due and be paid up to the time of such reentry, dispossess and/or expiration, together with such costs and expenses as Landlord may incur in reacquiring possession of the Premises, for legal expenses, attorneys' and brokerage fees, putting or restoring the Premises in or to good order and altering or preparing the same for re-rental;

                  (ii) Landlord shall use all reasonable efforts to relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term, for such rental and on such terms as Landlord shall deem reasonable;

                  (iii) Tenant, or the legal representatives of Tenant, shall pay Landlord any deficiency between the Rental hereby covenanted to be paid and the net amount, if any, of the rents collected on account of any reletting of the Premises for each month of the period which would otherwise have constituted the balance of the Term. In computing such sum, there shall be added to the Rental hereby covenanted to be paid, such expenses of Landlord as are referred to in subparagraph (b) (i) of this Paragraph. Any such deficiency shall be paid in monthly installments by Tenant on the first day of each month, in advance, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding or by joining, consolidating or otherwise including in one action, any and all claims for subsequent periods;

                  (iv) Tenant agrees to pay all legal expenses, attorneys' and brokerage fees and all other costs and expenses incurred by Landlord in exercising its rights hereunder or in enforcing any of the obligations of Tenant under this lease.

            (c) Landlord may make such reasonable alterations, repairs, replacements and/or decorations in or on the Premises as it, in its sole judgment, considers advisable or necessary for the purpose of reletting the Premises; and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to relieve Tenant from its liability hereunder. Landlord shall in no event be liable in any way whatever for any failure to relet the Premises, or in the event that the Premises are relet, for the reasonableness of the rental or for the failure to collect any rent under such reletting.

            (d) In the event of a breach or threatened breach or violation by Tenant of any of the covenants, conditions, terms or provisions of this lease, Landlord shall have the right to obtain an injunction or to invoke any remedy allowed at law or in equity, without limitation and in addition to, all rights and remedies herein provided for.

            (e) Unless received by Landlord within ten (10) days of the date of default provided for herein, no receipt of Rental by Landlord from Tenant after the due date thereof or the termination in any manner of this lease, or the performance by Tenant of any obligation hereunder after the period stated in any notice given pursuant to this lease, shall reinstate, continue or extend the lease or the Term thereof, affect any such notice or cure any default theretofore arising hereunder. No receipt of Rental after the commencement of suit, or after final judgment for possession of the Premises, shall reinstate, cure, continue or extend the lease or the Term thereof or affect said suit or said judgment.

            (f) The rights and remedies of Landlord specified in this lease, as well as the rights and remedies to which the Landlord is entitled by law or in equity, are cumulative and are not intended to be exclusive of or preclude the exercise of any other rights or remedies which may be available to the Landlord in the event of a breach by Tenant of any provision of this lease.

            (g) In no event shall the Tenant be entitled to receive all or any portion of any net surplus monies obtained or received by Landlord either in connection with any reletting or as a result of the exercise of any other right or remedy to which Landlord may be entitled.

      WAIVER OF REDEMPTION.

      25.   Not used in this Lease.


      MORTGAGE PRIORITY.

      26. This lease shall be and hereby is made subject and subordinate at all times to the lien of all ground and underlying leases and to all mortgages and all advances made thereon which may now or hereafter affect the Building, and to all increases, renewals, modifications, consolidations, participations, replacements and extension thereof, irrespective of the time of recording such lien, without the necessity of any further instrument of subordination provided a non-disturbance agreement substantially similar to the form attached hereto as Exhibit D is executed. Landlord represents that it is not in default under any existing mortgages. In the event, however, that Landlord or any lessor or mortgagee desires confirmation of such subordination, Tenant shall promptly execute and deliver any certificate or instrument that may be requested. Tenant shall not have the right to place any lien or encumbrance of any kind against the Premises, or any of its fixtures, furniture, equipment or improvements, other than a Chattel mortgage on its movable trade fixtures.

      SURRENDER OF PREMISES.

      27. On the expiration date or sooner termination of the Term, Tenant shall quit and surrender the Premises to Landlord, in broom-clean good condition and repair, reasonable wear and tear excepted, as well as all keys to the Premises, together with all alterations, additions and improvements which may have been made in, on or to the Premises, except for movable furniture and equipment, or unattached movable trade fixtures put in at the sole expense of Tenant; provided, however, that Tenant shall ascertain from Landlord, at least thirty (30) days prior to the end of the Term, whether Landlord desires to have the Premises or any part thereof restored to the condition in which it was originally delivered to Tenant. In the event Landlord shall so desire, then Tenant, prior to the end of the Term, at its sole cost and expense, shall so restore the Premises, remove therefrom all of its property together with such alterations, additions and improvements which by Landlord's consent to their addition were required to be removed, and fix and repair any and all damage or defacement to the Building and/or lands caused by the installation and/or removal of alterations, additions, improvements, furniture, equipment, trade fixtures or any other property.
Any or all of such property, alterations, additions or improvements not so removed, at Landlord's option, shall become the exclusive property of Landlord or be disposed of by Landlord at Tenant's cost and expense, without further notice or demand. If the Premises be not surrendered as and when aforesaid, Tenant shall indemnify Landlord against any damages, loss or liability resulting therefrom, including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligation under this Paragraph shall survive the expiration or sooner termination of the Term.

      UNAVOIDABLE DELAYS.

      28. (a) Other than as to the payment of any financial obligation due hereunder, if, as a result of strikes, lockouts, labor disputes, inability to obtain labor, materials or reasonable substitutes therefor, acts of God, governmental restrictions, regulations or controls, enemy or hostile governmental action, civil commotion, insurrection, revolution, sabotage, fire or other casualty, whether prior to or during the Term, either party shall fail punctually to perform any lease obligation, then and in any of such events, such obligation shall be punctually performed as soon as practicable after such condition shall abate. In the event that either party, as a result of any such condition, shall be unable to exercise any right or option within any time limit provided in this lease, such time limit shall be deemed extended for a period equal to the duration of such condition. The failure of either party to perform any lease obligation for the reasons set herein shall not affect, curtai1, impair or excuse this lease or the obligations of the other party hereunder.

            (b) Unless caused by the wilful act or gross neglect of the Landlord, its agents, servants or employees, no diminution or abatement of rent, or other compensation, shall be claimed or allowed for loss or damage arising from the making of repairs or improvements to the Building , or arising from the construction of or repairs or improvements to, other buildings, structures, lands or appliances, whether or not the same shall be owned by Landlord. In respect to the various "services", if any, to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service", when such interruption or curtailment shall be due to accident, alterations or repairs necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence or wilful misconduct on the part of the Landlord, its agents, employees, licensees and invitees. No such interruption or curtailment of any such "service" nor any non-performance by Landlord pursuant to subparagraph (a) of this Paragraph, shall be deemed a constructive eviction, nor shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the Premises after the date above fixed for the commencement of the Perm, it being understood that the Rental shall in any event, commence to run at such date so above fixed.

      LANDLORD CONSENT.

      29. With respect to any provision hereof which provides for the consent or approval of Landlord, said consent or approval 3hall be in writing and shall not be unreasonably withheld or delayed. Tenant's sole remedies shall be an action or proceeding to enforce any such provision, or for any injunction or declaratory judgment. All expenses reasonably incurred by Landlord in reviewing and acting upon any request for consent hereunder, including but not limited to, attorneys' and architects' fees, shall be reimbursed by Tenant to Landlord, shall be deemed to constitute Additional Rental and shall be paid over to Landlord on the first day of the month following demand therefor.

      SECURITY.

      30. (a) Tenant simultaneously herewith has deposited with Landlord the sum set forth in (8) of the Preamble to be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, provisions and conditions of this Lease to be performed by Tenant. On the twenty-fifth month of the Perm, if the Tenant is not in default of any of its obligations hereunder, Landlord shall refund one third of the Security paid hereunder to the Tenant. In the event Tenant defaults with respect to any of the terms, covenants, provisions or conditions of this lease, including, but not limited to, the payment of Rental, then without notice to Tenant, and in addition to any other remedies to which Landlord may be entitled by virtue of the provisions of this lease, or pursuant to law or equity, Landlord shall have the right to use, apply or retain the whole or any part of the security so Deposited to the extent required for the payment of any Rental or any other sum as to which Tenant is in default or any sum which Landlord may expend or may be required to expend by reason of Tenant's default, including, but not limited to damages or deficiencies resulting from the reletting of the Premises, whether such damages or deficiencies accrued before or after summary proceedings or other reentry by Landlord.

            (b) In the event the entire security or any portion thereof is appropriated or applied by Landlord for the payment of Rental or any other sums due and payable to Landlord by Tenant hereunder, or for the payment or reimbursement of any cost or expense incurred by Landlord as a result of any default or failure of performance by Tenant hereunder, then Tenant, upon the written demand of Landlord, shall forthwith remit to Landlord a sufficient amount in cash to restore said security to the original amount in cash to restore said security to the original sum deposited, which sum is hereby deemed to be Additional Rental, and Tenant's failure to do so within five (5) days after the forwarding of such demand shall constitute a breach of this lease.

            (c) In the event that Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this lease, then the security shall be returned to the Tenant on the expiration of the Term hereof.

            (d) Tenant shall not be entitled to any interest on the aforesaid deposit of security. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the security deposited herein except as permitted under the provisions of Paragraph 15 hereof, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

            (e) In the event of a sale or ground leasing of the Premises, Landlord shall have the right to transfer the security to the purchaser or lessee, shall furnish Tenant with written notice thereof and thereupon shall be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the transferee solely for the application of said security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new transferee.

            (f) It is expressly understood and agreed that the exercise of any remedy by Landlord for any default on the part of Tenant shall not be deemed such a termination of this lease as to entitle Tenant to the recovery of the said security, and said security shall be retained and remain in the possession of Landlord as hereinbefore stated.

      CERTIFICATION.

      31.   Each party agrees, without charge and at any time, within ten
(10) days after written request of the other, to certify by a written instrument duly executed, acknowledged and delivered to the requesting party or any other person, firm or corporation specified in such request:

            (a) as to whether this lease has been modified or amended, and if so the substance and manner of such modification or amendment;

            (b)   as to the validity and force and effect of this lease;

            (c)   as to the existence of any default thereunder;

            (d) as to the existence of any offsets, counter-claims or defenses thereto on the part of Tenant;

            (e)   as to the commencement and expiration dates of the Term;

            (f)   as to the dates to which Rental payments have been made;

            (g)   as to any other matters as may reasonably be so requested.

      Any such certificate may be relied upon by the requesting party and any other person, firm or corporation to whom the same may be exhibited or delivered, and the Tenant or Landlord shall be bound by the contents of such certificate.

      Tenant further agrees to furnish to Landlord at any time, but not more frequently than once per year, within ten (10) days after written request of Landlord, a copy of its financial statement for its last full fiscal year, certified by a corporate officer and prepared by independent certified Public Accountants, including, but not limited to, a profit and loss statement.

      WAIVER OF TRIAL BY JURY.

      32.  Not used in this Lease.

      QUIET ENJOYMENT.

      33. Landlord represents that it is the sole owner of the Premises and Building and that it is authorized and empowered to enter into this Lease and to bind the Partnership. Landlord covenants and agrees with Tenant that upon Tenant's paying the Rental and observing and performing all of the terms, provisions, covenants and conditions on its part to be observed and performed, Tenant may peaceably and quietly enjoy the P remises during the Term hereof, subject however, to all of the terms, conditions, covenants and provisions of this lease and to any mortgage o r ground lease to which this lease is subject. In the event of any breach by Landlord of this covenant, provided the same would in law or equity entitle Tenant to cancel, Tenant may, by not less than thirty (30) days, written notice given to Landlord, cancel this lease, unless within such thirty (30) day period, Landlord shall have commenced appropriate action to cure such breach and shall thereafter proceed diligently to cure such breach. Upon such cancellation, all rights of either party against the other shall cease and the term shall expire with the same force and effect as if the date of such cancellation were the date originally fixed herein for the expiration of the Term.

      LANDLORD.

      34. (a) The term "Landlord" as used in this lease means only the owner, the holder of a lease or the mortgage in possession for the time being of the Premises, so that in the event of any sale of the land and Building of an assignment of this lease or any underlying lease, Landlord herein shall be and hereby is entirely freed and relieved of all obligations Of Landlord hereunder without the necessity of further agreement between the parties and such purchaser, assignee or lessee that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder. Landlord shall continue to remain responsible for all Of its obligations under this Lease and all events occurring during its ownership as provided herein, notwithstanding any subsequent transfer unless Landlord's transferee specifically assumes, in writing, such responsibilities and Tenant is notified of such assumption.

            (b) Notwithstanding anything herein contained to the contrary, it is specifically understood and agreed that there shall be no personal liability on the part of the Landlord, its successors or assigns, with respect to any Of the terms, provisions, covenants and conditions of this lease, and that Tenant shall look solely to the estate, property and equity of Landlord or such successor in interest in the Building and subject to the prior rights of any mortgagee or ground lessee, for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, provisions, covenants and conditions of this lease to be performed by Landlord, which exculpation of personal liability shall be absolute and without exception.

      NOTICES.

      35. All notices, demands or requests required under the terms of this lease shall be given in writing by either party to the other and shall be complete by personal delivery or by mailing such notices by certified or registered mail, return receipt requested, to the Landlord at the address set forth hereinabove, and to the Tenant at the Premises, or to such other address as either party may designate in writing, which notice of change of address shall be given in the same manner. Copies of any Notice of Default shall be forwarded to Stephen R. Roth, Tenant's Attorneys at 62 Summit Avenue, Hackensack, New Jersey 07601.

      COVENANTS, EFFECT OF WAIVER.

      36. (a) Every term, condition, agreement or provision set forth in this lease shall be deemed to also constitute a covenant. (b) The waiver of any term, provisions, covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same or any other term, provision, covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be construed to waiver or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. The failure of Landlord to insist in any one or more instances upon the strict performance of any term, condition, provision, covenant or agreement or to exercise any option or any right hereunder, shall not be construed as a waiver or relinquishment of the same for the future. The receipt by Landlord of any Rental payment or the acceptance by Landlord of the performance of anything required to be performed by this lease, with knowledge of a breach of any term, condition, provision or covenant of this lease shall not be deemed a waiver o f such breach. No term, condition, provision or covenant of this lease shall be deemed to have been waived unless such waiver is in writing and signed by Landlord. No payment by Tenant or receipt and/or acceptance by Landlord of a lesser sum than the agreed upon Rental shall operate or be deemed or construed to be other than on account of the earliest Rental then unpaid, nor shall any endorsement or statement on any check or any letter or writing accompanying any check nor the acceptance of any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to its right to recover the balance of any Rental or to pursue any other remedy to which it may be entitled.

      HOLDING OVER.

      37. Any holding over or continued occupancy by Tenant after the expiration of the Term of this lease shall not operate to extend or renew this lease or to imply or create a new lease. In such event, Landlord shall have the right to immediately terminate the Tenant's occupancy, or to treat the Tenant's occupancy as a month-to-month tenancy, in which event Tenant shall continue to pay one and one-half the Rental charges and shall perform all obligations as shall be in effect immediately prior to the termination of the Term hereof. In no event however, shall Tenant be relieved of any liability to Landlord for damages resulting from such holding over.

      REFERENCE.

      38. Wherever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, if applicable. The paragraph headings and captions used herein are for reference and convenience only. the words "reenter" and "reentry" as used herein are not restricted to their technical legal meaning.

      ENTIRE AGREEMENT.

      39. This lease contains the entire agreement between the parties. No oral statement or prior written matter shall have any force or effect nor shall the waiver of any provision of this agreement be effective unless in writing, signed by the waiving party. Tenant agrees that it is not relying on any representations or agreements other than those contained in this lease. This agreement shall not be modified except by a writing executed by both parties, nor may this lease be cancelled by Tenant except with written consent of Landlord, unless otherwise specifically provided herein. The covenants, provisions, terms, conditions and agreements contained in this lease shall bind the Landlord and Tenant and their respective successors and assigns and shall inure to the benefit of the Landlord, the Tenant, their respective successors, the assigns of Landlord and the assigns of Tenant who shall have obtained an assignment of lease in accordance with the provisions of this lease.

      ATTORNMENT.

      40. At the option of the Landlord, a purchaser of the Building, or the holder of any mortgage or ground lease affecting the Premises, Tenant agrees that neither the cancellation nor the termination of any ground or underlying lease to which this lease is now or may become subject or subordinate, nor the sale of the Building, nor the foreclosure of any mortgage affecting the Premises, nor the institution of any suit, action, summary or other proceeding by Landlord or any mortgagee shall, by operation of law or otherwise, result in the cancellation or termination of this lease or the obligations of Tenant hereunder, and Tenant covenants and agrees in such event to attorn to Landlord or to the holder of such mortgage or ground or underlying lease or to the purchaser of the Building, whether by foreclosure or otherwise.

      REAL ESTATE BROKER.

      41. Landlord and Tenant each represent to the other that it has dealt with no real estate broker in connection with this lease unless so stated in the Preamble. Landlord and Tenant agree that if any claims should be made for commissions by any other broker by reason of any acts of either or its representatives, the party to be charged will indemnify and save harmless the other from any and all claims, demands, losses, liabilities, judgments, costs, expenses attorneys' fees or other damages resulting from, arising out of, or in connection therewith. Landlord agrees to pay brokerage commission due in connection with this lease, if any, to the broker named in the Preamble in accordance with the terms and conditions of a separate agreement entered into or to be entered into between the Landlord and said broker.

      VALIDITY OF LEASE.

      42. The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, the same shall be deemed to be severable and shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect, unless such provisions shall relate to any payment of Rental hereunder. In such event, Landlord, on not less than thirty (30) days written notice to Tenant, shall have the right to terminate this lease on the date specified in such notice, whereupon all Rental charges shall be apportioned as of the date of termination and with the same force and effect as if the lease terminated on the maturity date set forth herein.

      COMMON AREAS.

      43. Notwithstanding anything herein contained to the contrary, all common areas and facilities which Tenant is allowed or permitted to use, are to be used by virtue of a revocable license and if such license shall be revoked or if the common areas shall be diminished or the locations changed, none of such events shall subject Landlord to any liability nor permit any adjustment or abatement of any Rental payments nor be deemed to constitute an actual or constructive eviction.

      REPRESENTATIONS.

      44. (a) Tenant represents that it is a corporation in good standing of the State of New Jersey,, that there are no judgments or suits pending against it, and that it does not owe any taxes, that and are its President and Secretary respectively, and that they are empowered and authorized to enter into this lease for and on behalf of the corporation. Tenant agrees to deliver to Landlord simultaneously with the execution hereof, a certified copy of a resolution of its Board of Directors authorizing the execution of this lease.

            (b) Landlord represents that it is a New Jersey Partnership in good standing, that there are no judgments or suits pending against it and that it is not in default of any tax payments, that its Partners are authorized and empowered to enter into this Lease for and on behalf of the Partnership. Landlord agrees to deliver a Partnership Resolution authorizing the execution of this Lease.

      ECRA AND ENVIRONMENTAL LAWS.

      45. The parties hereto recognize that the occupancy and use of the Premises by the Tenant may be governed by the provisions of the New Jersey Environmental Cleanup Responsibility Act, N.J.S.A 13:lK-6 et seq. and the regulations promulgated thereunder (ECRA). As such, the Tenant hereby covenants that prior to any "closing, terminating or transferring of operations" (as said terms are defined by ECRA including a transfer of title to the property by the Landlord to a third party or a sale of partnership or stock interests by partners or shareholders of Landlord, as the case may be, during the term of this Lease), at the demised Premises, the Tenant shall at Tenant's own expense and on behalf of the Tenant and/or Landlord as the case may be, receive from the Bureau of Industrial Site Evaluation (the "Bureau") of the New Jersey Department of Environmental Protection and Energy (N.J.D.E.P.E.) either:

           (i)    a non-applicability letter;
           (ii)   approval of a negative declaration; or
           (iii) a non-qualified approval of Seller's cleanup plan.

            The Tenant shall promptly apply for ECRA approval at least six
(6) months prior to the occurrence of any event that would trigger ECRA applicability. In the event that the occurrence is the transfer of title by the Landlord to a third party, the Landlord shall give timely notice to the Tenant of said contemplated transfer so as to give Tenant adequate time to obtain the approvals contemplated by this paragraph.

            (b) Tenant shall promptly furnish to Landlord true and complete copies of all documents, submissions and correspondence provided by Tenant to the Bureau and all documents, reports, directives and correspondence provided by the Bureau to Tenant. Tenant shall also promptly furnish to Landlord true and complete copies of all sampling and test results obtained from samples and tests taken at and around the Premises if any.

            (c) Tenant shall, at Tenant's own expense, comply with ECRA and all orders and directives of the ECRA Bureau and shall implement and complete all required cleanups to the satisfaction of the Bureau resulting from Tenant's use and occupancy of the Premises during the term of this Lease.

            (d) Should the submission of a cleanup plan be required pursuant to ECRA, then notwithstanding the minimum financial security requirements under ECRA, Tenant shall, at Tenant's own expense, furnish to NJDEPE security satisfactory to NJDEPE, in the amount of at least 150% of the highest cleanup cost estimate obtained, in the form of a bond or letter of credit issued by a financial surety authorized to do business in the State of New Jersey, guaranteeing the performance and completion of Tenant's obligations pursuant to ECRA. The security furnished by Tenant shall be renewed and kept in force by Tenant, at Tenant's own expense, until such time as Tenant shall have received final approval of the cleanup and a release of the financial sureties from NJDEPE.

            (e) In the event Tenant is unable to obtain either (a) a non-applicability letter, (b) an approval of a negative declaration or (c) an approval of a cleanup plan, prior to the occurrence of the event triggering ECRA applicability, then Tenant shall, at Tenant's own expense, do everything necessary in order to obtain an administrative consent order from the New Jersey Department of Environmental Protection and Energy (IINJDEPEII), authorizing the occurrence of the event triggering ECRA and obligating Tenant to comply, at Tenant's own expense, with all requirements of ECRA and the ECRA Bureau and any other division of NJDEPE.

            (f) Notwithstanding anything in this Lease to the contrary, and without limiting the foregoing provisions of this Paragraph 45, Tenant agrees that it shall, at its sole cost and expense, observe, comply and fulfill all of the terms and provisions of the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq., as the same may be amended from time to time and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant to or in connection with said Act by the DEPE, and subdivision or bureau thereof or any other governmental or quasi-governmental agency or body having jurisdiction, as same relates to Tenant's use and occupancy of the Premises during the term of this lease, unless caused by Landlord. (Said Act and all of said rules, regulations, ordinances, opinions, orders and directives are hereinbefore and hereinafter in this paragraph collectively referred to as "Spill Act").

      Without limiting the foregoing, Tenant agrees:

            (i) That it shall not do or omit to do nor suffer the commission or omission of any act, the commission or omission of which is prohibited by or may result in liability under the Spill Act, including without limitation, the discharge of petroleum products or other Hazardous Substances or Wastes (as hereinafter defined).

            (ii) Whenever the Spill Act requires the "owner or operator" to do any act, Tenant shall do such act at its sole cost and expense, it being the intention of the parties hereto that Landlord shall be free of all expenses and obligations arising from or in connection with compliance with the Spill Act due to Tenant's commission or omission of any act in the Premises, and that Tenant shall fulfill all such obligations and pay all such expenses.

            (g) The Tenant hereby covenants and agrees to indemnify, defend and hold the Landlord harmless from any and all losses of whatever nature including lost rentals, claims, costs, and reasonable attorneys fees that Landlord may sustain as a result of the Tenant's failure to comply in a timely fashion with the provisions of this paragraph, including attorney's fees incurred to enforce this provision.

            (h) The provisions of this paragraph shall survive expiration or earlier termination of this Lease, regardless of the reason for such termination, it being agreed and acknowledged that Landlord would not have entered into this Lease but for the provisions of this Paragraph 45 and the survival thereof.

            (i) Notwithstanding anything to the contrary contained in this Lease, Landlord represents and warrants to the best of its knowledge to Tenant that the Premises including the surrounding grounds and building are in full compliance with all federal, state and municipal environmental laws, ordinances, rules, regulations and requirements and that there is no reportable by applicable governmental regulation hazardous substance or waste at the premises. Tenant shall not be responsible for complying with ECRA and/or the Spill Act in connection with any spill or discharge of hazardous substances or other environmental condition which occurred prior to the Commencement Date of this lease (unless caused by Tenant, its agents, representatives, contractors or employees prior to the Commencement Date) or which was caused by Landlord or other tenants at the Building. Further, Tenant shall not be responsible for complying with ECRA in the event of any sale or financing of the Premises by Landlord, or in the event of any transfer of Landlord's interest in the Premises through a sale of a partnership interest or otherwise (but Tenant, at its sole cost and expense, shall comply with ECRA in the manner provided hereinabove if a negative declaration or cleanup plan is required as a result of Tenant's acts or omissions at the Premises) provided, however, that Tenant shall cooperate with Landlord by preparing and filing all documents and furnishing such information as may be required by NJDEPE or Environmental Laws (as hereinafter defined) or which is reasonably required by Landlord in connection with such sale, financing or transfer of interest. Landlord shall indemnify, defend and hold harmless Tenant from and against all claims, liabilities, losses, damages and reasonable costs, foreseen and unforeseen, including without limitation counsel, engineering and other professional or expert fees, which Tenant may incur by reason of Landlord's non-action with regard to, Landlord's obligations under this paragraph or breach of Landlord's representations and warranties under this paragraph. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

            (j) Except as provided to the contrary in this Lease, at all times after the Commencement Date, Tenant, at its sole expense, to the extent applicable to the Leased Premises and as limited by the provisions of subparagraph (i) above, shall furnish, observe and comply with, and keep the Premises, including, without limitation, its surface soils, subsurface soils, surface water, groundwater, and air, in compliance with any and all Environmental Laws (as hereinafter defined). Whenever any of the Environmental Laws requires the "owner" or "operator" to do any act, Tenant shall do such act at its sole cost and expense, it being the intention of the parties hereto that Landlord shall be free of all expenses and obligations arising from or in connection with compliance with any Environmental Laws arising from Tenants use of the Premises and that Tenant shall fulfill all such obligations and pay all such expenses except that the Landlord shall be responsible for and pay all such expenses, which arise after the Commencement Date of this Lease, in connection with Compliance With Environmental Laws resulting from the action or inaction of anyone other than the Tenant, its agents, servants, employees, contractors and invitees. The term "Environmental Laws" as used herein means all present and future federal, state or local laws, ordinances, rules, regulations, opinions, orders, directives and policies as the same, from time to time, may be amended, which relate to the environment, health or worker safety, including, without limitation, ECRA; the Resource Conservation Recovery Act, 42 U.S.C.
Section 6901 et seq. ; the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq; the Clean Water Act, 33 U.S.C. Section 1241 et seq.; the Spill Act; the New Jersey Water Pollution Control Act, N.J.S.A. 58:10A-1 et seq.; the Water and Community Right to Know Act, N.J.S.A. 34:5A-1 et seq.; and the Occupational Safety and Health Act of 1979, 29 U.S.C. Section 651 et seq. The term "Hazardous Substances or Wastes" as used herein means any material, waste or other substance, whether solid, liquid or gaseous, which is defined as a hazardous substance, hazardous waste, toxic substance or toxic waste in any Environmental Laws.

      OPTION TO RENEW.

      46. The Tenant shall have the right to renew this lease for the entire area occupied by it at the time of the exercise of the option for one
(1) five (5) year term after the expiration of the original term hereof. Such option may be exercised by the Tenant by giving written notice to the Landlord by certified mail no later than twelve (12) months prior to the expiration of the original term of this lease. The terms and conditions of this lease during the renewal term shall be the same as those herein contained, except that the Base Rent payable shall be $11.60 per sq. ft. for the Leased Premises as certified by Landlord's architect, pursuant to Paragraph 5.(c).

      NON-BINDING NATURE OF SUBMITTAL.

      47. It is understood by the Tenant that the submission of this Lease to the Tenant for execution in no way binds the Landlord to any of the terms or contents therein unless or until this Lease has been executed by a duly authorized Partner of the Landlord.

      INTERPRETATION OF LAWS.

      48. The within Lease shall be interpreted in accordance with the laws of the State of New Jersey.

      MEMORANDUM OF LEASE.

      49. The parties agree to execute a Memorandum of Lease which may be recorded by either party in form to the reasonable satisfaction of the attornies for the Landlord and Tenant.


      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals or caused these presents to be signed and sealed by their proper corporate officers the day and year first above written.



ATTEST:              DATE:          ALLENDALE ASSOCIATES


________________     __________     By:_________________________
                                       Michael E. Laino
                                       A General Partner


ATTEST:              DATE:          CADAPULT GRAPHIC SYSTEMS, INC.


/s/ Paul Levin       12/23/92       By:  /s/ Michael W. Levin, President
-----------------    ----------        ---------------------------------
Paul Levin, Sec.                         Michael W. Levin, Pres.